Prospectus Supplement	October 31, 2007

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND Prospectus dated December 30, 2006

The section Who manages the fund? is supplemented to reflect that the members of the International Small- and Mid- Cap Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joseph Joseph (Portfolio Leader), Randy Farina (Portfolio Member), John Ferry (Portfolio Member) and Franz Valencia (Portfolio Member).

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